UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported):  June 21, 2012

Omega Protein Corporation
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-14003 (Commission File Number)	76-0562134 (I.R.S. Employer Identification No.)
2105 City West Boulevard Suite 500 Houston, Texas (Address of principal executive offices)	77042 (Zip Code)

(713) 623-0060
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

[   ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors;  Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Under the 2006 Long-Term Incentive Plan (the “Plan”) of Omega Protein Corporation (the “Company”), on each date of the Company’s Annual Meeting of Stockholders, each Outside Director (as defined in the Plan) receives an automatic stock option grant under the Plan to purchase a number of shares of the Company’s common stock at fair market value on the date of the grant. The number of option shares is determined by the Board of Directors and is currently set at 10,000.

The Company’s 2012 Annual Meeting of Stockholders (the “2012 Stockholders’ Meeting”) was held on June 21, 2012. Accordingly, each Outside Director (Dr. Gary L. Allee, Gary R. Goodwin, Paul M. Kearns, Dr. William E. M. Lands, David A. Owen. Dr. Jonathan Shepherd and David W. Wehlmann) received a stock option grant pursuant to the Plan for 10,000 shares of the Company’s common stock. These non-qualified stock options vest six months and one day after the date of the grant and have an exercise price of $6.53 per share, the fair market value (as defined by the Plan) of the Company’s common stock on the date of grant.

Item 5.07  Submission of Matters to a Vote of Security Holders

The following proposals were submitted to the holders of the Company’s common stock (the “Common Stock”) for a vote at the 2012 Stockholders’ Meeting:

1.	The election of two Class II directors to the Board of Directors;

2.	The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012; and

3.	An advisory vote on executive compensation.

The results of such votes were as follows:

1.	The following votes were cast in the election of two Class II directors to the Board of Directors:

Name of Nominee	Number of Votes Voted For	Number of Votes Withheld	Number of Broker Non-Votes
Gary R. Goodwin	5,539,722	8,684,710	2,975,698
David W. Wehlmann	13,293,931	930,501	2,975,698

Each nominee required a plurality of the votes cast to be elected.  Shares for which voting authority was withheld are counted for purposes of establishing a quorum but do not have any effect on election of the nominees.  The Class II Directors’ terms expire at the 2015 Annual Meeting of Stockholders.

2.           The following votes were cast in the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Broker Non-Votes
16,921,854	200,149	78,127	0

3.           The following advisory (non-binding) votes were cast to approve the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussions in the Company’s 2012 Proxy Statement:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Broker Non-Votes
12,437,620	1,664,475	122,337	2,975,698

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Omega Protein Corporation

Dated: June 22, 2012	/s/ John D. Held
John D. Held
Executive Vice President, General Counsel
and Secretary